UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

OrthoPediatrics Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(IRS Employer Identification No.)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2022, OrthoPediatrics Corp. (the “Company”) entered into a Fourth Amendment (the “Amendment”) to its Fourth Amended and Restated Loan and Security Agreement (the “Agreement”) among Squadron Capital LLC, a Delaware limited liability company, the Company, and the other Borrowers (as defined in the Agreement), dated as of December 31, 2017. The Amendment increases the amount available under the revolving credit facility from $25,000,000 to $50,000,000. Borrowings under the revolving credit facility will be made under a Second Amended and Restated Revolving Note, dated June 13, 2022 (the “Amended Revolving Note”), payable, jointly and severally, by the Company and each of its subsidiaries party thereto.

The foregoing descriptions of the Amendment and the Amended Revolving Note are not complete and are qualified in their entirety by reference to the Amendment and the Amended Revolving Note which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Fourth Amendment to the Fourth Amended and Restated Loan Agreement, dated as of June 13, 2022, by and among OrthoPediatrics Corp., its subsidiaries named therein and Squadron Capital LLC.
10.2	Second Amended and Restated Revolving Note, dated June 13, 2022, made payable, jointly and severally, by OrthoPediatrics Corp. and each of its subsidiaries party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits to the Amendment have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any exhibit omitted from the Amendment to the Securities and Exchange Commission upon request.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: June 15, 2022	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen,
General Counsel and Secretary